Related party transactions (Details Textual) - ARS ($) $ in Millions	12 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
Related party transaction (Textual)
Aggregate compensation to Senior Management	$ 15
Offices and Shopping malls spaces leases, description	On October 31, 1997, IRSA CP entered into an agreement with Fundación IRSA whereby it loaned 3,800 square meters of the area built in the Abasto Shopping Mall for a total term of 30 years, and on November 29, 2005, shareholders of IRSA CP approved another agreement entered into with Fundación Museo de los Niños whereby 2,670.11 square meters built in the Shopping Mall Alto Rosario were loaned for a term of 30 years.
San Bernardo lease, description	The Company leased in January 2019 a farm in the Province of Córdoba owned by San Bernardo de Córdoba S.A. (formerly Isaac Elsztain e hijos S.C.A), continuing the lease held in August 2015, for a fraction of 12,590 hectares. The lease was agreed for 12,590 hectares and the price was set at the amount of pesos equivalent to 2.5 kg of meat per hectare. The price of meat will be set taking into account the price per kilo of meat determined by the I.N.M.L (cattle index of the Liniers Market) reported on the website of said Market. Additionally, a production prize equivalent to 15% of the kilos produced in excess of 175,000 was agreed for the total of the existing property.
Ownership interest percentage, description	An 85% of the capital stock of CAMSA is held by one of our shareholders and President of our Board of Directors, while the remaining 15% of the capital stock is owned by our First Vice President.
Annual fee, percentage	10.00%
Total amount paid		$ 1,130